Exhibit 10.54

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Agreement”) is entered into as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A.           Borrower is indebted to Lender under a loan (the “Loan”) as evidenced by a promissory note, (the “Note”), dated as of June 12, 2014 in the original principal amount of $7,570,000, by Borrower, as maker, to the order of Lender. The Note is secured by, among other things, those certain Mortgages, dated as of June 13, 2014 (collectively, the “Mortgages”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded in the Official Records of Bazoria County, Chambers County, Fort Bend County, Galveston County, and Harris County, Texas (collectively, the “Counties”).

B.           The Loan Agreement Note, the Mortgages, and any and all other documents, agreements and instruments evidencing, governing or securing the Loan executed prior to the date hereof are referred to herein as the “Existing Loan Documents”.

C.           Borrower and Lender desire to modify the Loan upon the terms and conditions contained herein,

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of Borrower and Lender agree as follows:

AGREEMENT

1.	MODIFICATION OF LOAN

“Effective Date” shall mean the date of Recordation.

“Guarantor” shall mean Reven Housing REIT, Inc.

“Recordation” shall mean the recordation of a memorandum of this Agreement in the form attached hereto as Exhibit “A” (the “Memorandum”) in the Official Records of the Counties.

“Title Company” shall mean Fidelity National Title Insurance Company.

“Title Policies” shall mean that certain Loan Policy (Policy No. FAH14001304-L1 ks) dated as of June 16, 2014 and issued by Title Company in favor of Lender, as the named insured, insuring the validity and first priority of the lien of each of the Mortgages.

2.	MODIFICATION OF LOAN

2.1           Amended and Restated Note. As of the Effective Date and subject to the terms and conditions of this Agreement, Borrower and Lender shall amend the Note, which modification shall be effective as of the Effective Date, by the execution and delivery of the Amended and Restated Promissory Note in form of Exhibit “B” hereto (the “Amended Note”).

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2.2           Affirmation of Existing Loan Documents. Except as expressly modified by this Agreement or the Memorandum, each and every covenant, warranty and other provision of the Note and the other Existing Loan Documents is hereby ratified and reaffirmed (as though restated in this Agreement as of the date hereof) and shall remain in full force and effect. This Agreement is not intended and shall in no way act as a novation of the Loan or a release, relinquishment, alteration or reissue of the liens and security interests securing the payment of the Note.

2.3           Default. Any default by Borrower in its obligations under this Agreement or any breach by Borrower of any representations or warranties contained herein shall constitute a default under the terms of the Note and the Mortgages.

3.	CONDITIONS TO MODIFICATION

The following are conditions precedent to the modification of the Loan under this Agreement, for the benefit of Lender only. If any of the following conditions shall not be satisfied on or before April __, 2017, then without limitation on Lender’s rights and remedies at law or in equity, at Lender’s option, Section 2.1 of this Agreement shall be of no further force or effect.

3.1           Commitment of Title Company; Subordinations; Encumbrances. The Title Company shall have committed to issue to Lender, at Borrower’s sole expense, an endorsement (the “Endorsement”) to the Title Policy insuring that the Mortgages, as modified, are each a valid first priority lien against the Property, showing no prior exceptions to title other than as described in the Title Policy.

3.2           Recordation. The Recordation of the Memorandum, at Borrower’s sole expense, by the Title Company in the Official Records of the Counties. Each of Lender and Borrower shall execute one or more counterpart originals of the Memorandum and deposit the same with the Title Company for recordation.

3.3           No Defaults. No default shall have occurred under this Agreement, the Existing Loan Documents, any encumbrance affecting the property encumbered by the Mortgages (the “Property”) (whether junior or senior), or under any other agreement to which Borrower and Lender are parties, and no event has occurred that with notice or lapse of time or both would constitute a default under any of them.

3.4           Payment. Borrower shall have paid (a) all expenses relating to this Agreement and the Loan including all title charges, bank charges, escrow fees and all attorneys’ fees and costs incurred by Lender, (b) a Two Thousand Six Hundred Twenty-Five Dollars ($2,625.00) processing fee, and (c) an extension fee equal to Six Thousand Two Hundred Fifty Dollars ($6,250.00).

3.5           Deliveries. Borrower shall have executed and delivered to Lender a Memorandum for each of the Mortgages, and Guarantor shall have executed and delivered to Lender a full Guaranty of the Loan in form as required by Lender.

3.6           Opinion. Borrower shall have delivered to Lender an opinion from Borrower’s counsel in as to the good standing of Borrower, the due authorization, execution and delivery of this Agreement and the Memorandum and the Amended Note and the enforceability of this Agreement, the Amended Note, and the Loan Documents as modified by this Agreement, and such other matters as are required by Lender.

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4.	RELEASE AND WAIVERS

4.1           Release. As of the date hereof and as of the Effective Date, each Borrower, for itself and its successors and assigns and for Guarantor (collectively, the “Borrower Parties”) hereby fully and forever releases, discharges and acquits Lender and its parent, subsidiary, affiliate and predecessor corporations, and their respective past and present officers, directors, shareholders, partners, attorneys, legal representatives, agents and employees, and their successors, heirs and assigns and each of them, of and from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, chooses in action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, and irrespective of how, why or by reason of what facts, whether known or unknown, whether liquidated or unliquidated (collectively, “Claims”) which any of such Borrower Parties may now have, or heretofore have had against any of said persons, firms or entities, by reason of, arising out of or based upon conduct, events or occurrences on or before the Recordation relating to: (i) the Loan or the Property; (ii) the review, approval or disapproval of any and all documents, instruments, projections, estimates, plans, specifications, drawings and all other items submitted to Lender in connection with the Loan or the Property; (iii) the disbursements of funds under the Loan; (iv) the amendment or modification of the Loan made pursuant to this Agreement; (v) Lender’s acts, statements, conduct, representations and omissions made in connection with the Loan and any amendment or modification relating thereto; or (vi) any fact, matter, transaction or event relating thereto, whether known or unknown; provided that, nothing contained herein shall be deemed a release of Lender’s obligations under this Agreement or (to the extent first arising and accruing after the Closing) the Existing Loan Documents, as modified.

4.2           Non-Reliance. Each of the Borrower Parties hereby acknowledges that it has not relied upon any representation of any kind made by Lender in making the foregoing release.

4.3           California Civil Code. To the extent applicable notwithstanding the parties’ election that Texas law governs this Agreement, each of the Borrower Parties is aware of the provisions of Section 1542 of the California Civil Code, which Section reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Each of the Borrower Parties hereby waives the provisions of said Section 1542 of the California Civil Code and the provisions of any similar laws. Borrower realizes and acknowledges that factual matters now unknown to it may have given or hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and the release provided hereunder has been negotiated and agreed upon in light of that realization.

4.4           No Transfer of Claims. Each of the Borrower Parties represents and warrants that it has not heretofore assigned or transferred, or purported to assign or to transfer, to any person or entity any matter released hereunder or any portion thereof or interest therein, and Borrower agrees to indemnify, defend and hold the parties set forth hereinabove harmless from and against any and all claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

4.5           No Admission of Liability. It is hereby further understood and agreed that the acceptance of delivery of this release by the parties released hereby shall not be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the subject of the within release.

4.6           Advice of Counsel. Each of the Borrower Parties hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Agreement, including the foregoing release and waivers, that it has read the provisions of this Agreement, including the foregoing release and waivers, that it has had the foregoing release and waivers fully explained by such counsel, and that it is fully aware of its contents and legal effect.

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5.	REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants to Lender as of the date hereof and as of the Recordation each of the following:

5.1           Execution. This Agreement (together with the Memorandum and Amended Note) has been duly executed and delivered by Borrower and is the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

5.2           Conflicts/Power. Borrower has the full power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the Amended Note by Borrower (a) has been duly and validly authorized by all necessary action on the part of Borrower and Guarantor, as applicable, (b) does not conflict with or result in a violation of Borrower’s or Guarantor’s governing organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which any of Borrower or Guarantor is a party, and (c) does not conflict with or constitute a breach of, or constitute a default under, any contract, agreement or other instrument by which any of the Borrower or Guarantor is bound or to which it is a party..

5.3           Consents. Neither the execution and delivery by Borrower of this Agreement, nor the performance by Borrower of its obligations hereunder requires the consent, authorization or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal, state or foreign governmental authority or agency, pursuant to any law, rule or regulation applicable to Borrower or pursuant to any order, injunction or decree of any such authority or agency, any creditor of Borrower, or any other person or entity.

5.4           Authority. Borrower has all requisite power and authority to perform the terms of this Agreement.

5.5           Litigation. There is no pending, nor, to Borrower’s actual knowledge, is there any threatened, litigation or proceeding involving the Property or Borrower or Guarantor.

5.6           Defaults. No event has occurred and is continuing, and no condition exists, which constitutes or which after notice or lapse of time, or both, would constitute an event of default or default under the Existing Loan Documents and all representations and warranties are true and correct as if made as of the date hereof.

5.7           Principal. Borrower acknowledges that the principal balance of the Note as of the date hereof is $7,460,534.98.

5.8           Accuracy of Representations. Neither this Agreement, nor any document, certificate or statement referred to herein or furnished to Lender by Borrower pursuant hereto contains any untrue statement of a material fact or omits to state a material fact. All representations and warranties contained in the Loan Documents were true, correct, complete and not misleading in any respect when made and would be true, correct and complete and not misleading in any respect if made as of the date hereof. No Event of Default (as defined) and no event or condition has occurred or exists that, with the passage of time or giving of notice, would constitute an Event of Default.

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5.9           Offsets. Borrower has no defenses, setoffs, counterclaims or causes of action of any kind or nature whatsoever against Lender or otherwise with respect to any of the Loan Documents or instruments or documents related thereto or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith.

6.	[Omitted]

7.            RATIFICATION. Borrower hereby ratifies and confirms to Lender that all of the terms, covenants, indemnifications and other provisions of the Loan Documents are and shall remain in full force and effect, without change except as otherwise expressly and specifically modified by this Agreement. Borrower hereby agrees to continue to be bound by the terms, covenants, indemnifications and other provisions as modified hereby.

8.	MISCELLANEOUS PROVISIONS

8.1           Waiver. No failure on Lender’s part at any time to require the performance by Borrower of any term of this Agreement shall in any way affect Lender’s rights to enforce such term, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof or of any breach or subsequent breach hereof. Borrower waives any defense arising by reason of any disability or other defense of any other person obligated with respect to the Loan, or by reason of the cessation from any cause whatsoever of the liability of Borrower or any other such person.

8.2           Expenses. Borrower will pay and hold Lender harmless against any liability for the payment of: (a) all filing and recording fees and taxes payable to any taxing authority and any documentary transfer stamp taxes (including any interest and penalties in respect thereof) determined to be payable in connection with any of the transactions contemplated hereby; and (b) all other out-of-pocket expenses (including Lender’s attorneys’ fees, and the cost of the Endorsement), incurred by Lender in connection with the preparation and execution of this Agreement, Lender’s performance of and compliance with the terms hereof, the procuring of title insurance, collection efforts, and the enforcement of Lender’s rights and remedies hereunder.

8.3           Confidentiality. Prior to Recordation, Borrower shall keep the terms of this Agreement strictly confidential and shall not disclose or permit its employees or agents to disclose the terms of this Agreement (except for reasonably necessary disclosures to Borrower’s attorneys, accountants and representatives or as may be required by law).

8.4           Sole Parties. Except for the released parties under Section 4 hereof, this Agreement is made exclusively for the benefit of and solely for the protection of Lender and Borrower (and their permitted successors and assigns), and no other person or persons shall have the right to enforce the provisions hereof by action or legal proceedings or otherwise.

8.5           Binding Effect and Amendment. This Agreement shall be binding upon the parties hereto and their successors and permitted. This Agreement may be amended, altered or changed only by an instrument in writing signed by both parties.

8.6           Interpretation. Whenever the context so requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The headings used in this Agreement are inserted solely for the convenience of reference and are not part of, nor intended to govern, limit or aid in the construction of, any term or provision hereof.

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8.7           Applicable Law. This Agreement shall be determined as to its validity, construction, effect and enforcement, and in all other respects of the same or different nature, under the laws of the State of Texas.

8.8           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

8.9           Further Assurances. From time to time, each party will execute and deliver in recordable form, if necessary, such further instruments and will take such other action as the other party reasonably may request in order to discharge and perform their obligations and agreements under this Agreement.

8.10         Time of Essence. Time is of the essence in this Agreement.

8.11         Entire Agreement. This Agreement, the Existing Loan Documents and the exhibits attached thereto constitute the entire agreement of Borrower and Lender concerning the transactions contemplated by this Agreement and supersede and cancel any and all previous negotiations, arrangements, agreements, understandings or letters of interest or intent.

8.12         References to Loan Documents. All references to the Note, the Mortgages or to other Existing Loan Documents shall be deemed to refer to the same, as amended by this Agreement. In the event of a conflict between this Agreement and the Existing Loan Documents, this Agreement will prevail.

8.13         Notices. All notices and communications to any party hereunder and under the other Loan Documents shall be in writing and shall be deemed properly given if delivered personally or sent by registered or certified mail, postage prepaid, or by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery to the following addresses or at such other address as such party may specify from time to time by notice to the other parties:

To Lender:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037

Attention: Commercial RE Group

To Borrower:

Reven Housing Texas, LLC

875 Prospect Street, Suite 304

La Jolla, California 92037

Attention: Thad Meyer

Notices shall be deemed delivered on the date of actual delivery or on the date that delivery was rejected or attempted by one of the above methods.

8.15         Brokers. Lender represents and warrants to Borrower, and Borrower represents and warrants to Lender, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker’s or finder’s fee or commissions in connection herewith, then Lender shall indemnify, protect, defend and hold Borrower harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Lender, and Borrower shall indemnify, protect, defend and hold Lender harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Borrower. The parties’ respective indemnification obligations under this paragraph shall survive the closing of the transaction contemplated hereunder or the earlier termination of this Agreement.

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8.16         Assignment. Borrower may not assign any rights under this Agreement.

8.17         Integration. Borrower may not assign any rights under this Agreement. This Agreement constitutes the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, Borrower and Lender do hereby execute this Agreement as of the day and date set forth above.

BORROWER:

REVEN HOUSING TEXAS, LLC,

a Delaware limited liability company

By:	/s/ Thad Meyer
Thad Meyer
Chief Financial Officer

LENDER:

SILVERGATE BANK, a California corporation

By:
Name:

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Exhibits List

Exhibit “A”: Form of Memorandum

Exhibit “B”: Form of Amended and Restated Note

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EXHIBIT “A”

FORM OF MEMORANDUM

RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank 4250

Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT
AND AMENDMENT TO MORTGAGES
AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated June 12, 2014 in the original principal amount of $7,570,000 by Borrower, as maker, to the order of Lender], is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $7,460,534.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of June 13, 2014 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 13, 2014, as Instrument No. 2014024023 in the Official Records of Bazoria County, Texas, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.	AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.          All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.          Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.	MISCELLANEOUS.

1.          The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Bazoria County, Texas.

2.          Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT
AND AMENDMENT TO MORTGAGES
AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated June 12, 2014 in the original principal amount of $7,570,000 by Borrower, as maker, to the order of Lender], is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $7,460,534.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of June 13, 2014 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 16, 2014, as Instrument No. 201494762 in the Official Records of Chambers County, Texas, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.	AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.          All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.          Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.	MISCELLANEOUS.

1.          The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Chambers County, Texas.]

2.          Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT
AND AMENDMENT TO MORTGAGES
AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated June 12, 2014 in the original principal amount of $7,570,000 by Borrower, as maker, to the order of Lender], is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $7,460,534.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of June 13, 2014 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 16, 2014, as Instrument No. 2014061993 in the Official Records of Fort Bend County, Texas, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.	AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.          All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.          Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.	MISCELLANEOUS.

1.          The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Fort Bend County, Texas.

2.          Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT
AND AMENDMENT TO MORTGAGES
AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated June 12, 2014 in the original principal amount of $7,570,000 by Borrower, as maker, to the order of Lender], is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $7,460,534.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of June 13, 2014 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 16, 2014, as Instrument No. 2014033556 in the Official Records of Galveston County, Texas, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.	AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.          All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.          Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.	MISCELLANEOUS.

1.          The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Galveston County, Texas.

2.          Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Silvergate Bank

4250 Executive Square

Suite 300

La Jolla, California 92037-1494

Attention: Commercial RE Group

(SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY)

MEMORANDUM OF LOAN MODIFICATION AGREEMENT
AND AMENDMENT TO MORTGAGES
AND DOCUMENTS OF RECORD

THIS MEMORANDUM OF LOAN MODIFICATION AGREEMENT AND AMENDMENT TO MORTGAGE AND DOCUMENTS OF RECORD is made as of April 4, 2017, by and between Silvergate Bank, a California corporation (“Lender”), and Reven Housing Texas, LLC, a Delaware limited liability company (“Borrower”), with respect to that certain Loan Modification Agreement, dated as of even date herewith, between Borrower and Lender (the “Loan Modification Agreement”).

NOTICE is hereby given that pursuant to the Loan Modification Agreement between Borrower and Lender dated as of the date hereof (“Loan Modification Agreement”), that certain promissory note (the “Note”), dated June 12, 2014 in the original principal amount of $7,570,000 by Borrower, as maker, to the order of Lender], is replaced with that certain Amended and Restated Promissory Note (the “Amended and Restated Note” by Borrower in favor of Lender of even date herewith in the original amount of $7,460,534.00 has been modified pursuant to the “Loan Modification Agreement”. The obligations under the Note were previously secured by, among other things, that certain mortgage, dated as of June 13, 2014 (the “Mortgage”), by Borrower, as trustor, for the benefit of Lender, as beneficiary, recorded on June 16, 2014, as Instrument No. 20140257682 in the Official Records of Harris County, Texas, and continue to be secured thereby. The Mortgage encumbers certain real and personal property at the location more particularly described in Exhibit “A” attached hereto and made a part hereof. Reference should be made to the Loan Modification Agreement and the Amendment for the particular terms of the modification provided therein. In the event of any conflict between the terms of this Memorandum and the terms of the Loan Modification Agreement, the terms of the Loan Modification Agreement shall control.

In addition to the foregoing, pursuant to the Loan Modification Agreement, Borrower and Lender are to modify the Mortgage and all other recorded Loan Documents as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

A.	AMENDMENTS TO MORTGAGE AND DOCUMENTS OF RECORD.

1.          All references in the Mortgage and all other “Loan Documents” (as defined in the Mortgage), to the “Note”, “note” or “Promissory Note” shall hereafter refer to the Amended and Restated Note.

2.          Any default under the Loan Modification Agreement shall also constitute a default under the Amended and Restated Note and under the Mortgage.

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B.	MISCELLANEOUS.

1.          The amendments set forth herein shall become effective only upon recordation of this document in the Official Records of Harris County, Texas.

2.          Except as set forth herein and in the Loan Modification Agreement, the Mortgage is unamended and unmodified and the terms and provisions of the same are hereby ratified and affirmed.

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In Witness Whereof, this Memorandum was executed as of the date first stated above.

BORROWER:

REVEN HOUSING TEXAS, LLC,

a Delaware limited liability company

By:	/s/ Thad Meyer
Thad Meyer
Chief Financial Office

LENDER:

SILVERGATE BANK,
a California corporation

By:
Name:
Title:

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Exhibit “A”

Legal Description

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ACKNOWLEDGMENT

[Add correct notary block]

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